[SHIP /(R)/ LOGO ]
                        [THE VANGUARD GROUP /(R)/ LOGO]

                      VANGUARD(R) CAPITAL OPPORTUNITY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 25, 2005

VANGUARD CAPITAL OPPORTUNITY FUND ADOPTS NEW ADVISORY FEE SCHEDULE
The board of trustees of Vanguard Capital Opportunity Fund adopted a new advisory fee schedule for the Fund, effective February 2, 2005. This change will not affect the Fund's investment objective, policies, strategies, or risks. Following implementation of the new advisory fee schedule, the Fees and Expenses discussion is revised as follows:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral(TM) Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective February 2, 2005.
--------------------------------------------------------------------------------
                                                         Investor        Admiral
                                                           Shares         Shares
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                    None           None
Purchase Fee:                                                None           None
Sales Charge (Load) Imposed
  on Reinvested Dividends:                                   None           None
Redemption Fee:                                               1%*            1%*
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                        0.54%          0.44%
12b-1 Distribution Fee:                                      None           None
Other Expenses: 0.02% 0.01%
Total Annual Fund Operating Expenses:                       0.56%          0.45%
--------------------------------------------------------------------------------
*The 1% fee applies to shares redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

                                                                  (over, please)

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first examples assume that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.

   -----------------------------------------------------
                    1 Year   3 Years   5 Years  10 Years
   -----------------------------------------------------
   Investor Shares    $162      $293      $313      $701
   Admiral Shares      151       259       252       567
  ------------------------------------------------------

The one- and three-year figures above include the Fund's 1% redemption fee. The five-and ten-year figures do not include the fee, because it applies only to shares held for less than five years. The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.

   -----------------------------------------------------
                    1 Year   3 Years   5 Years  10 Years
   -----------------------------------------------------
   Investor Shares     $57      $179      $313      $701
   Admiral Shares       46       144       252       567
   ------------------------------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

For more information about the new advisory fee schedule, please see the Fund's most recent shareholder report or the Statement of Additional Information.

(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSB111 022005

                                [SHIP LOGO /(R)/
                         [THE VANGUARD GROUP /(R)/ LOGO]

                           VANGUARD HORIZON FUNDS/(R)/

                    (VANGUARD/(R)/ CAPITAL OPPORTUNITY FUND)


  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 25, 2005


The board of trustees of Vanguard(R) Capital Opportunity Fund adopted a new advisory fee schedule for the Fund, effective February 2, 2005. This change will not affect the Fund's investment objective, policies, strategies, or risks.

INVESTMENT ADVISORY SERVICES

Vanguard Capital Opportunity Fund has entered into a new Investment Advisory Agreement with PRIMECAP Management Company (PRIMECAP or Advisor). PRIMECAP's offices are located at 225 South Lake Avenue, Pasadena, CA 91101. Under the investment advisory agreement, PRIMECAP manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program. PRIMECAP, which has advised the Fund since 1998, advises the Fund subject to the supervision and oversight of the officers and trustees of the Fund.
     PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors and officers of the corporation and the offices they currently hold are:

Howard Bernard Schow, Chairman;
Mitchell John Milias, Vice Chairman;
Theofanis Anastasios Kolokotrones, President;
Joel P. Fried, Executive Vice President; and
Alfred W. Mordecai, Executive Vice President.

     For each fiscal quarter after the first fiscal quarter in which this Agreement is in effect, the Fund shall pay to the Advisor, at the end of the quarter, a fee calculated by applying the following annual percentage rates to the average month-end net assets of the Fund, then dividing the result by four. For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to The Vanguard Group, Inc., for cash management purposes) during the quarter:

                       AVERAGE NET ASSETS       ANNUAL RATES
                        ------------------     --------------
                        First $50 million              0.500%
                        Next $200 million              0.450%
                        Next $250 million              0.375%
                        Next $9.5 billion              0.250%
                        Next $10 billion               0.200%
                        Next $20 billion               0.175%
                        Over $40 billion               0.150%

     The Agreement is in effect as of February 2, 2005. The fee for the first fiscal quarter in which this Agreement takes effect (January 1 through March 31, 2005) shall be the sum of the amounts calculated in paragraphs (a) and (b) below:

 (a) The following annual percentage rates shall be applied to the average month-end net assets of the Fund. The result shall then be divided by four (for one fiscal quarter), and then multiplied by 0.356 (a factor representing 32/90 of the fiscal quarter). For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to The Vanguard Group, Inc., for cash management purposes) during the quarter.

                        AVERAGE NET ASSETS         ANNUAL RATES
                        ------------------       --------------
                        First $50 million                0.500%
                        Next $200 million                0.450%
                        Next $250 million                0.375%
                        Next $1.75 billion               0.250%
                        Next $2.75 billion               0.200%
                        Next $5 billion                  0.175%
                        Over $10 billion                 0.150%

 (b) The following annual percentage rates shall be applied to the average month-end net assets of the Fund. The result shall then be divided by four (for one fiscal quarter), and then multiplied by 0.644 (a factor representing 58/90 of the fiscal quarter). For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to The Vanguard Group, Inc., for cash management purposes) during the quarter.

                      AVERAGE NET ASSETS        ANNUAL RATES
                        ------------------      --------------
                        First $50 million               0.500%
                        Next $200 million               0.450%
                        Next $250 million               0.375%
                        Next $9.5 billion               0.250%
                        Next $10 billion                0.200%
                        Next $20 billion                0.175%
                        Over $40 billion                0.150%

     During the fiscal years ended October 31, 2002 and 2003, and the fiscal period ended September 30, 2004, the Fund paid PRIMECAP advisory fees of $10,894,000, $10,741,000, and $14,537,000, respectively.

     The Fund's Amended and Restated Investment Advisory Agreement with PRIMECAP is renewable for one-year periods, only if (1) each renewal is specifically approved at least annually by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on 60 days' written notice to PRIMECAP; (2) by a vote of a majority of the Fund's outstanding voting securities; or (3) by PRIMECAP upon 90 days' written notice to the Fund.


BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS
Vanguard Capital Opportunity Fund's board of trustees oversees the Fund's management and the Advisor's performance on a regular basis. The board determines annually whether to approve and renew the Fund's investment advisory agreement. Vanguard provides the board with monthly, quarterly, and annual analyses of the Advisor's performance. In addition, the Advisor provides the board with quarterly self-evaluations and certain other information that the board deems important to evaluate the short- and long-term performance of the Advisor.

     The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund. The board receives additional information detailing other sources of revenue to the Advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the Advisor and its affiliates, if relevant. Also, the board receives information about the Advisor's control of Fund investment expenses, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected. When considering whether to continue the Fund's investment advisory arrangement, the board examines several factors, but does not identify any particular factor as controlling its decision.

     The board's decision to revise the current advisory fee schedule was based upon its most recent evaluation of the Advisor's investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with PRIMECAP and considered the following factors, among others:


- The board considered the benefits to shareholders of continuing to retain PRIMECAP as the advisor to the Fund, particularly in light of the nature, extent, and quality of services provided by PRIMECAP. The board considered the quality of investment management to the Fund over both the short- and long-term and the organizational depth and stability of the firm. The trustees found that the Fund has grown considerably since inception and that the portfolio management team has expanded to handle the increase in Fund assets. The new fee arrangement will help PRIMECAP continue to attract and retain top investment talent, and thereby enhance the organizational depth and stability of the firm.

- The board considered the investment performance of the Fund in comparison with the Fund's peer group and benchmarks. The trustees found that the fund has a superior performance record under PRIMECAP's management relative to both the Russell Midcap Growth Index and the Fund's peer group. Among other comparative data, the board considered the following performance information about the Fund.

                                                    AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                                      ------------------------------------
                                                            1 YEAR ENDED    5 YEARS ENDED
                                                              9/30/2004*       9/30/2004*
                                                            ------------    -------------
VANGUARD CAPITAL OPPORTUNITY FUND (INVESTOR SHARES)*              21.60%           11.13%
 Average Multi-Cap Growth Fund**                                   9.64             -2.99
 Russell Midcap Growth Index                                      13.68              0.63

 *Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.

- The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the Amended and Restated Investment Advisory Agreement, the Fund's advisory fee is expected to remain considerably below that of most of the Fund's peers. Among other comparative data, the board considered the following performance information.



                                                                                        ADVISORY FEES
                                                                                      EXPRESSED AS AN
                                                                                     ANNUAL EFFECTIVE
                                                                                    RATE OF THE FUNDS'      ESTIMATED ADVISORY
                                                                                   AVERAGE NET ASSETS           FEE RATE AFTER
                                                                                BEFORE IMPLEMENTATION        IMPLEMENTATION OF
                                                                                          OF NEW FEE          NEW ADVISORY FEE
                                                                EXPENSE RATIO+         ARRANGEMENT++                  SCHEDULE
                                                              ----------------    -------------------           ---------------
VANGUARD CAPITAL OPPORTUNITY FUND (INVESTOR SHARES)*                    0.52%                   0.22%                     0.26%
 Average Multi-Cap Growth Fund**                                        1.71                    0.58                       N/A

*Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information. **Derived from data provided by Lipper Inc.
 +As of September 30, 2004
++Advisory fee rates are expressed as an annual effective rate of the Fund's average net assets, as of August 31, 2004.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints. By adjusting the fee through increases in asset breakpoints, rather than increases in fee rates, the Fund's trustees recognize PRIMECAP's personnel needs in managing a large fund and the economies of scale that investors realize by holding shares of a large fund.

- Finally, the board considered all of the circumstances and information provided by PRIMECAP and Vanguard regarding the performance of PRIMECAP and found that the new arrangement is in the best interests of the Fund and its shareholders. The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the Fund's trustees, a majority of whom are not "interested persons," as defined in federal securities laws, of either the Fund or PRIMECAP.



(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
                                                                          022005